THE KENSINGTON FUNDS

(the “Funds”)

Supplement dated October 10, 2007

to the Prospectus dated May 1, 2007

This Supplement updates the above-dated Prospectus of the Funds as follows:

Approval for the Kensington Strategic Realty Fund to Invest in Foreign Real Estate Securities

The Board of Trustees of the Funds has recently approved an amendment to the current investment strategy of the Kensington Strategic Realty Fund (the “Fund”) by approving the investment by the Fund in foreign real estate securities. Kensington Investment Group, Inc. (“Kensington” or the “Adviser”), the investment adviser to the Fund, proposed this change in order to give Kensington greater flexibility with respect to investments in foreign real estate securities by the Fund. Since the time that the Fund was established in 1999, the availability of non-U.S. real estate securities has increased substantially, but the Fund did not have the express authority to invest in non-U.S. real estate securities. Kensington therefore recommended to the Board that Kensington be given expanded authority to invest in foreign real estate securities on behalf of the Fund in order to permit the Fund to take greater advantage of real estate investment opportunities outside the U.S.

The Fund’s investment objective, which is to seek total return through a combination of high current income relative to equity investment alternatives, plus long term growth of capital, remains unchanged.

In order to implement this amendment to the Fund’s investment strategy, which will become effective as of November 1, 2007, the following changes are being made to the current Prospectus of the Fund:

The following sentence is added at the end of the paragraph on Page 19 of the Prospectus under the section titled “Principal Investment Strategies”:

The Fund may invest in both U.S. and non-U.S. real estate securities.

The following sentence is added at the end of the paragraph on Page 19 under the section titled “Principal Investment Risks”:

The Fund may invest in non-U.S. securities and is therefore subject to risks related to investment outside the U.S. including currency risk, political risk and regulatory risk.

The following sentence is at the end of the first paragraph on Page 23 under the section titled “Policies and Strategies”:

The Fund may invest in both U.S. and non-U.S. real estate securities.

The following paragraphs are added after the second paragraph on Page 24 under the section titled “Policies and Strategies”:

The Fund may invest in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles.

The Fund may also invest in securities of foreign companies in the form of America Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies.

The following paragraphs are added at page 27 under the section “Principal Risks of Investing in the Fund”:

Risks of Investing in Foreign Securities

Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, possible security illiquidity, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. Also, certain investments in foreign securities also may be subject to foreign withholding taxes.

Political Risk: The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries. Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability, and diplomatic developments that could affect investments in those countries.

Overseas Exchanges Risk: The Fund may engage in transactions on a number of overseas stock exchanges. It is possible that market practices relating to clearance and settlement of securities transactions and custody of assets can pose increased risk to the Fund and may involve delays in obtaining accurate information on the value of securities (which may, as a result affect the calculation of the Fund’s net asset value per share (“NAV”)).

The Fund may engage in transactions in the stock markets of emerging market countries. Emerging market country stock markets, in general, are less liquid, smaller and less regulated than many of the developed country stock markets. Purchases and sales of investments may take longer than would otherwise be expected on developed stock markets and transactions may need to be conducted at unfavorable prices.

Foreign Currency Risk: Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Furthermore, insofar as the Fund invests in emerging markets, there is a higher risk of currency depreciation. Historically, most emerging market country currencies have experienced significant depreciation against the U.S. dollar. Some emerging market country currencies may continue to fall in value against the U.S. dollar.

Currency Hedging Risk: The Fund may engage in various investments that are designed to hedge the Fund’s foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

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